SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 April 24, 2006

                              EYI INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   000-29803                    88-0407078
           ------                   ---------                    ----------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

    7865 Edmonds Street, Burnaby, BC Canada                        V3N1B9
    ---------------------------------------                        ------
   (Address of principal executive offices)                      (Zip code)
                (604) 759-5031
            Registrant's telephone
         number, including area code:

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

      Convertible Debentures

      On April 24, 2006 EYI Industries, Inc. (the "Company") entered into that certain Securities Purchase Agreement (the "Securities Purchase Agreement") with the Buyers set forth on Schedule I attached thereto (collectively the "Buyers" and together with the Company, the "Parties"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the Buyers discretion. Of this aggregate amount, (a) One Million Five Hundred Thousand Dollars ($1,500,000) is to be paid five days after April 24, 2006, (b) One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date a registration statement ("Registration Statement") is filed with the U.S. Securities and Exchange Commission ("SEC") and (c) One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date that such Registration Statement is declared effective by the SEC.

      The Debentures mature on April 24, 2009, accrue interest at an annual rate of ten percent (10%) and shall be convertible into shares of the Company's common stock at the option of the holder, in whole or in part at any time and from time to time, at a conversion price equal to (a) $0.06 or (b) eighty percent (80%) of the lowest Volume Weighted Average Price of the Company's common stock during the five (5) trading days immediately preceding the date of conversion as quoted by Bloomberg, LP (each term not otherwise defined herein shall have those meanings set forth in the Debentures).

      Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company executed an registration rights agreement (the "Investor Registration Rights Agreement") pursuant to which the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and other applicable state securities laws, to the Investors set forth on Schedule I attached thereto. The Parties have also executed a Security Agreement (the "Security Agreement") pursuant to which the Company has agreed to provide to the Buyers a security interest in Pledged Collateral (as such term is defined in the Security Agreement) to secure the Company's obligations under the Debentures, the Securities Purchase Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as such term is defined in the Securities Purchase Agreement), the Security Agreement, or any other obligations of the Company to the Buyer.

      Warrants

      In Connection with the Securities Purchase Agreement and Debentures set forth in Item 1.01 herein above, on April 24, 2006 the Company issued to Cornell Capital Partners, LP ("Cornell") seventeen (17) warrants to purchase up to an aggregate 124,062,678 shares of the Company's common stock at the discretion of Cornell (collectively, the "Warrants") each for good and valuable consideration. Cornell is entitled to purchase from the Company: (1) 10,416,650 shares of the Company's common stock at $0.02 per share, (b) 10,416,650 shares of the Company's common stock at $0.03 per share, (2) 13,888,866 shares of the Company's common stock at $0.04 per share, (3) 10,416,650 shares of the Company's common stock at $0.05 per share, (4) 8,333,320 shares of the Company's common stock at $0.06 per share, (5) 6,944,433 shares of the Company's common stock at $0.07 per share, (6) 5,952,371 shares of the Company's common stock at $0.08 per share, (7) 11,250,000 shares of the Company's common stock at $0.09 per share, (8) 10,000,000 shares of the Company's common stock at $0.10 per share, (9) 19,000,000 shares of the Company's common stock at $0.11 per share,
(10) 8,181,818 shares of the Company's common stock at $0.12 per share, (11) 7,500,000 shares of the Company's common stock at $0.15 per share, (12) 3,333,333 shares of the Company's common stock at $0.20 per share, (13) 2,500,000 shares of the Company's common stock at $0.25 per share, (14) 2,000,000 shares of the Company's common stock at $0.30 per share, (15) 1,666,666 shares of the Company's common stock at $0.35 per share, (16) 1,428,571 shares of the Company's common stock at $0.40 per share and (17) 1,250,000 shares of the Company's common stock at $0.40 per share upon surrender of the Warrants (or as subsequently adjusted pursuant to the terms of each Warrant) . Each Warrant has "piggy back" registration rights and shall expire five (5) years from the date of issuance, on or about April 24, 2011.

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

Item 3.02. Unregistered Sale of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description:

Exhibit             Description                                                                  Location
-------             -----------                                                                  --------
Exhibit 10.1        Securities Purchase Agreement, dated as of April  24, 2006, by and           Provided herewith
                    between EYI Industries, Inc. and the Buyers listed therein
Exhibit 10.2        Registration Rights Agreement, dated as of April 24, 2006, by and            Provided herewith
                    between EYI Industries, Inc. and the Buyers listed therein
Exhibit 10.3        $750,000 Secured Convertible Debenture No. CCP-1, dated as of April 24,      Provided herewith
                    2006, issued to Cornell Capital Partners, LP
Exhibit 10.4        $333,333 Secured Convertible Debenture CW-1, dated as                        Provided herewith
                    of April 24, 2006, issued to Cornell Capital Partners, LP
Exhibit 10.5        $416,667 Secured Convertible Debenture TAIB-1, dated as                      Provided herewith
                    of April 24, 2006, issued to Cornell Capital Partners, LP
Exhibit 10.6        Security Agreement, dated as of April 24, 2006, issued                       Provided herewith
                    to Cornell Capital Partners, LP
Exhibit 10.7        Warrant No. CCP-001, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.8        Warrant No. CCP-002, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.9        Warrant No. CCP-003, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.10       Warrant No. CCP-004, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.11       Warrant No. CCP-005, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.12       Warrant No. CCP-006, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.13       Warrant No. CCP-007, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.14       Warrant No. CCP-008, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP

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

Exhibit             Description                                                                  Location
-------             -----------                                                                  --------
Exhibit 10.15       Warrant No. CCP-009, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.16       Warrant No. CCP-010, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.17       Warrant No. CCP-011, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.18       Warrant No. CCP-012, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.19       Warrant No. CCP-013, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.20       Warrant No. CCP-014, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.21       Warrant No. CCP-015, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.22       Warrant No. CCP-016, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.23       Warrant No. CCP-017, dated April 24, 2006, issued by the Company to          Provided herewith
                    Cornell Capital Partners, LP
Exhibit 10.24       Irrevocable Transfer Agent Instructions, dated April 24, 2006, by            Provided herewith
                    and among the Company, the Buyers listed therein and Corporate Stock
                    Transfer, Inc.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2006                  EYI INDUSTRIES, INC.

                                      By:    /s/ Jay Sargeant
                                             ----------------
                                      Name:  Jay Sargeant
                                      Title: President & Chief Executive Officer

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